RCM CAPITAL FUNDS, INC.
             SUPPLEMENT DATED DECEMBER 23, 1997
     TO COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL
                         INFORMATION
                      DATED MAY 1, 1997

The   following  information  replaces  similar   references
throughout   the  Combined  Prospectus  and   Statement   of
Additional Information:

The  name  of  the  Company and its series have  changed  to
Dresdner RCM Capital Funds, Inc., Dresdner RCM Growth Equity
Fund,   Dresdner  RCM  Small  Cap  Fund  and  Dresdner   RCM
International Growth Equity Fund A, respectively.

The following information supplements and should be read in conjunction with the information on the cover page of the Combined Prospectus and Statement of Additional Information:

Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The following information supplements and should be read in conjunction with the Synopsis and the section entitled
"Investment Objective and Policies" at page 9 of the Combined Prospectus and Statement of Additional Information:

"Small-to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the S&P 400. As of the date hereof, the S&P 400 includes companies with market capitalizations ranging from approximately $100 million to $13 billion. The Investment Manager currently anticipates that the issuers of securities held in the portfolio of the Growth Equity Fund generally will have market capitalizations of between $750 million and $10 billion.


The   following  information  supplements,  and  in  certain
instances replaces, the information in the section  entitled
"The  Investment Manager" at pages 33 and 34 of the Combined
Prospectus and Statement of Additional Information:

John A. Kriewall. Mr. Kriewall is a primary portfolio manager of the Growth Equity Fund. He has managed one or more of the Growth Equity Fund's portfolios since 1987 and was one of the primary portfolio managers of the Small Cap Fund from 1992-1997. He is a member of the Investment Manager's Portfolio Management Team and a Principal of the Investment Manager, with which he has been associated since 1973.

G. Nicholas Farwell. Mr. Farwell has been one of the primary portfolio managers of the Small Cap Fund since its inception. He was also primary portfolio manager of the
Growth Equity Fund from 1984-1997. He is a member of the Investment Manager's Portfolio Management Team and a Principal of the Investment Manager, with which he has been associated since 1980.

Gary B. Sokol. Mr. Sokol is a primary portfolio manager of the Growth Equity Fund, and from 1992-1997, was a primary portfolio manager of the Small Cap Fund. He has research and management responsibilities for mid cap securities and is a Principal of the Investment Manager, with which he has been associated since 1988.

Matthew L. Blazei. Mr. Blazei is a primary portfolio manager of the Small Cap Fund and has managed one or more of its portfolios since 1996. He has research and management responsibilities for small cap securities and is a Senior Vice President of the Investment Manager, with which he has been associated since 1992.

Michael F. Malouf. Mr. Malouf is a primary portfolio manager of the Small Cap Fund and has managed one or more of its portfolios since 1996. He has research and management responsibilities for small cap securities and is a Senior Vice President of the Investment Manager, with which he has been associated since 1991.

The following information supplements and should be read  in
conjunction  with  the  section  entitled  "The   Investment
Manager" beginning on page 34 of the Combined Prospectus and Statement of Additional Information:

Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.